UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund:	Bullfinch Fund, Inc.

Fund Address:	3909 Rush Mendon Road
Mendon, New York 14506

Name and address of agent for service:	Christopher Carosa, President,
Bullfinch Fund, Inc., 3909 Rush Mendon Road,
Mendon, New York 14506
Mailing address: 3909 Rush Mendon Road
Mendon, New York 14506

Registrant’s telephone number, including area code:	(585) 624-3150

Date of fiscal year end:	10/31/19

Date of reporting period:	11/01/18 - 10/31/19

Item 1 - Attach shareholder report

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

Annual Report

October 31,2019

1

Management’s Discussion of Fund Performance

December 20, 2019

Dear Fellow Shareholders:

We are very proud to present the October 2019 Annual Report of Bullfinch Fund, Inc. This report contains the audited financial statements for both the Unrestricted Series and the Greater Western New York Series.

Once again the Bullfinch Fund, Inc experienced a very fruitful year of results, attaining record highs in each series. Both series have now dramatically surpassed their benchmark (the Value Line Geometric Index) over the past year, the past five years, and past ten years. While past performance can never guarantee future results, we would like to remind you this has occurred at a time when our value style of management has been out of favor. You can see these benchmark comparisons in the performance summary on the next page.

In the Unrestricted Series, the top performing stocks included Meritage Homes, Reliance Steel & Aluminum, and Edwards Lifesciences. Among the laggards were Mylan and Meridian Bioscience, as well as Newell Brands and Universal. A total of 21 out of the 34 stocks we held during the year were up double digits, compared to a total of 5 that were down double digits for the year.

During the fiscal year, in the Greater Western New York Series, a total of 20 (out of 36) individual stocks experienced greater than double digit returns. Gibraltar Steel, Fastenal, and Genesee & Wyoming led the way. A total of 3 stocks had double-digit negative return for the year: Frontier Communications, Taylor Devices, and National Fuel Gas.

This year’s market appears to have confidently thrown off the doom of 4Q 2018. It has bounced back with a bit of a vengeance, although it still swoons at the sounds of trade war sabre rattling. Despite media reports of recession fears, we have continued to see strong economic numbers coming through consistently.

Next year poses a series of geopolitical unknowns, the most significant being the US Presidential Election. The market seems to be pricing in a Trump victory, but it remains too early to tell. If the election looks close (which it likely will), expect to see major volatility swings in the market. This may present both selling (on up swings) and buying (on down swings) opportunities. We’ve been to this dance plenty of times before, so we’re prepared.

Finally, and on a house note, we have begun transitioning our board and officers towards the younger generations. This is in recognition that the Fund has new cohorts of prospective shareholders with different investing habits than the older generations. Don’t be surprised to see the Bullfinch Fund supporting financial literacy efforts for Millennials (and younger) in the very near future.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,

Bullfinch Fund, Inc.

Christopher Carosa, CTFA President

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BULLFINCH FUND INC.

PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the BULLFINCH Fund from 10/31/09 to 10/31/19. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value LINE Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states “The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so- called ‘multi-cap' market because it includes large cap, mid cap and small cap stocks alike.” The Fund feels it is an appropriate benchmark because the Fund's portfolios are multi-cap portfolios. The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Bullfinch Fund Inc.	Value Line	Bullfinch Fund Inc.	Value Line
Unrestricted Series (Solid) vs. Geometric Index (Dashed)		Greater WNY Series(Solid) vs. Geometric Index (Dashed)

Year ending 10/09 10/10 10/11 10/12 10/13 10/14 10/15 10/16 10/17 10/18 10/19		Year ending 10/09 10/10 10/11 10/12 10/13 10/14 10/15 10/16 10/17 10/18 10/19

Annualized Returns Ending 10/31/2019	Bullfinch Fund Inc. Unrestricted Series	Value Line Geometric Index	Annualized Returns Ending 10/31/2019	Bullfinch Fund Inc. Greater WNY Series	Value Line Geometric Index
One - Year	+ 14.23%	- 0.97%	One – Year	+ 12.11%	- 0.97%
Five - Year	+ 7.91%	+ 1.16%	Five – Year	+ 4.28%	+ 1.16%
Ten - Year	+ 11.04%	+ 5.76%	Ten - Year	+ 10.01%	+ 5.76%

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UNRESTRICTED SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF OCTOBER 31, 2019

TOGETHER WITH INDEPENDENT AUDITORS’ REPORT

DeJoy, Knauf & Blood, LLP

Certified Public Accountants

280 East Broad Street, Suite 300

Rochester, NY 14604

Tel 585-546-1840

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of

Bullfinch Fund, Inc. - Unrestricted Series:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Bullfinch Fund, Inc. - Unrestricted Series (one of the series constituting the Bullfinch Fund, Inc. [the “Company”]) as of October 31, 2019, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the four years in the period then ended.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Bullfinch Fund, Inc. - Unrestricted Series as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights of Bullfinch Fund, Inc. - Unrestricted Series for the year ended October 31, 2015, were audited by other auditors whose report dated December 21, 2015, expressed an unqualified opinion on that statement.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ DeJoy, Knauf & Blood, LLP

We have served as the auditor of Bullfinch Fund, Inc. - Unrestricted Series since 2016.
Rochester, New York
December 20, 2019.

5

UNRESTRICTED SERIES

(A SERIES WITHIN THE BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2019

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $6,481,597	$9,950,274
Cash & Cash Equivalents	463,774
Accrued Interest and Dividends	14,243
Prepaid Expenses	8,943
Total Assets	$10,437,234
LIABILITIES AND NET ASSETS
LIABILITIES
Accrued Expenses	$13,725
Due to Investment Adviser	8,893

NET ASSETS

Net Assets (Equivalent to $21.20 per share based on 491,208.493 shares of stock outstanding)	10,414,616
Total Liabilities and Net Assets	$10,437,234

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 491,208.493 Shares Outstanding	$7,316,343
Accumulated Net Investment Loss & Realized Loss from Security Transactions	(370,404)
Net Unrealized Appreciation on Investments	3,468,677
Net Assets at October 31, 2019	$10,414,616

The accompanying notes are an integral part of these financial statements.

6

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2019

	Historical
	Shares	Cost	Value

Level 1 - Common Stocks - 85.98%
*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY
Medical Products and Supplies - 14.37%
Bristol-Myers Squibb Co.	5,450	266,295	312,667
Celgene Corporation*	1,650	141,408	178,249
Edwards Lifesciences*	2,750	108,269	655,545
Johnson & Johnson	2,400	136,714	316,896
Medtronic PLC	300	22,701	32,670
		675,387	1,496,027
Computers - Software - 8.84%
Adobe Inc.*	1,100	28,660	305,723
Microsoft Corp.	2,200	50,534	315,414
Oracle Corp.	5,500	56,122	299,695
		135,316	920,832
Building & Related - 7.14%
Meritage Homes Corp.*	5,850	246,488	421,726
Toll Brothers Inc.	8,100	274,638	322,137
		521,126	743,863
Retail - Specialty - 6.04%
Fastenal Co.	9,600	83,684	345,024
Zumiez Inc.*	8,900	193,235	283,999
		276,919	629,023
Electrical Equipment - 5.14%
Corning Inc.	7,300	66,773	216,299
General Electric Co.	32,000	617,355	319,360
		684,128	535,659
Insurance - 4.99%
Arthur J Gallagher & Co	5,700	138,298	519,954

Computers - Networking - 4.88%
Cisco Systems, Inc.	10,700	160,238	508,357

Semiconductors - 4.38%
Intel Corp.	5,000	85,564	282,650
Xperi Corporation	8,550	198,390	173,608
		283,954	456,258
Utilities - Natural Resources - 3.96%
Consolidated Water Co.	23,500	276,520	412,190

Commercial Services - 3.82%
Paychex, Inc.	4,750	130,496	397,290

Telecommunications - 3.78%
AT&T Inc.	4,400	158,437	169,356
Verizon Communications, Inc	3,700	180,520	223,739
		338,957	393,095

	Historical
	Shares	Cost	Value
Level 1 - Common Stocks -85.98%
Steel - 2.68%
Reliance Steel & Aluminum Co.	2,400	184,673	278,496

Oil & Related - 2.22%
Total SA ADR	4,400	227,558	231,572

Consumer - Electronics - 1.99%
Canon Inc.	7,650	260,879	207,315

Computers - Hardware - 1.98%
Western Digital Corp.	4,000	187,535	206,600

Aerospace - 1.77%
AAR Corporation	4,400	83,191	183,700

Tobacco Products - 1.69%
Universal Corp. VA	3,200	120,756	175,360

Electronics Components - 1.59%
TE Connectivity Ltd.	1,850	50,371	165,575

Industrial Services - 1.33%
Expeditors Int’l Washington	1,900	61,567	138,586

Biotech - 1.30%
Meridian Bioscience Inc.*	13,800	249,015	135,102

Consumer Nondurables - 1.00%
Newell Brands Inc.	5,500	124,641	104,335

Pharmaceuticals -0.98%
Mylan N.V.*	5,350	300,333	102,453

Railroads -0.11%
Wabtec Corp.	171	13,348	11,862

Total Investments in Common Stocks		5,485,206	8,953,504
Level 1 - Cash & Equivalents - 4.45%
Schwab Bank - 4.45%		463,774	463,774
Sweep Shares 7 day Yield .10%

Level 2 - Short Term Instruments - 9.57%
US Treasury Bill - 9.57%		996,391	996,770
Due 01/16/20 0.00%

Total Invested Assets		$6,945,371	$10,414,048

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UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2019

Table of Industries

Industry	Market Value	Percent

Aerospace	$183,700	1.77%
Biotech	$135,102	1.30%
Building & Related	$743,863	7.14%
Commercial Services	$397,290	3.82%
Computers – Hardware	$206,600	1.98%
Computers – Networking	$508,357	4.88%
Computers – Software	$920,832	8.84%
Consumer – Electronics	$207,315	1.99%
Consumer Nondurables	$104,335	1.00%
Electrical Equipment	$535,659	5.14%
Electronics Components	$165,575	1.59%
Industrial Services	$138,586	1.33%
Insurance	$519,954	4.99%
Medical Products & Supplies	$1,496,027	14.37%
Oil & Related	$231,572	2.22%
Pharmaceuticals	$102,453	0.98%
Railroads	$11,862	0.11%
Retail – Specialty	$629,023	6.04%
Semiconductors	$456,258	4.38%
Steel	$278,496	2.68%
Telecommunications	$393,095	3.78%
Tobacco Products	$175,360	1.69%
Utilities – Natural Resources	$412,190	3.96%
Total Equities	$8,953,504	85.98%

Cash & Equivalents (7 day yield .10%)	$463,774	4.45%

US Treasury Bill (Due 01/16/20 (0.00%)	$996,770	9.57%

Total Invested Assets	$10,414,048	100.00%

The accompanying notes are an integral part of these financial statements.

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UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2019

INVESTMENT INCOME:
Dividend and Interest Income	$190,022
Non Cash Dividends	13,416
Total Investment Income	203,438
EXPENSES:
Adviser Fees	99,103
Legal and Professional	22,280
D&O/E&O	8,443
Foreign Taxes	4,949
Custodian Fees	4,269
Dues & Subscriptions	2,248
Fidelity Bond	1,877
Director’s Fees	1,250
State Income Taxes	150
Telephone	60
Licenses & Permits	36
Total expense	144,665
Net investment income	58,773
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss from securities transactions	(3,685)
Unrealized appreciation during the period	1,244,802
Net gain on investments	1,241,117
CHANGE IN NET ASSETS FROM OPERATIONS	$1,299,890

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2019 AND 2018

	October 2019	October 2018
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$58,773	$49,505
Net realized gain (loss) from security transactions	(3,685)	398,573
Net change in unrealized appreciation (depreciation) of investments	1,244,802	(410,156)
Increase in net assets from operations	1,299,890	37,922

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	(404,093)	(557,069)
Distribution of ordinary income	(49,498)	(20,713)
Decrease in net assets from distributions to shareholders	(453,591)	(577,782)
CAPITAL SHARE TRANSACTIONS:
Shares Sold	171,339	468,409
Reinvestment of distributions to shareholders	453,591	577,782
Shares Redeemed	(186,406)	(234,477)
Increase in net assets from capital share transactions	438,524	811,714
TOTAL INCREASE IN NET ASSETS	1,284,823	271,854

NET ASSETS:
Beginning of year	9,129,793	8,857,939
End of year	$10,414,616	$9,129,793

The accompanying notes are an integral part of these financial statements.

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UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (PER SHARE DATA FOR A SHARE OUTSTANDING)

FOR THE YEARS ENDED OCTOBER 31, 2019, 2018, 2017, 2016 AND 2015

	October 2019	October 2018	October 2017	October 2016	October 2015

NET ASSET VALUE, beginning of year	$19.59	$20.78	$20.29	$20.75	$20.42

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.12	0.11	0.05	0.03	0.04
Net gain on securities
both realized and unrealized	2.46	0.02	2.07	1.47	1.34

Total from investment operations	2.58	0.13	2.12	1.50	1.38

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of capital gains	(0.87)	(1.27)	(1.60)	(1.92)	(1.05)
Distribution of ordinary income	(0.10)	(0.05)	(0.03)	(0.04)	0.00
Total stock dividend distributions	(0.97)	(1.32)	(1.63)	(1.96)	(1.05)

NET ASSET VALUE, end of year	$21.20	$19.59	$20.78	$20.29	$20.75

NET ASSETS, end of year	$10,414,616	$9,129,793	$8,857,939	$8,578,137	$7,632,798

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (RATIOS AND SUPPLEMENTAL DATA)

FOR THE YEARS ENDED OCTOBER 31, 2019, 2018, 2017, 2016 AND 2015

	October 2019	October 2018	October 2017	October 2016	October 2015
RATIO OF EXPENSES TO AVERAGE NET ASSETS*	1.50%	1.49%	1.51%	1.50%	1.48%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	0.61%	0.53%	0.24%	0.17%	0.19%

PORTFOLIO TURNOVER RATE*	16.04%	11.41%	10.72%	1.95%	10.55%

TOTAL RETURN	14.23%	0.45%	10.92%	7.62%	6.83%

* Per share amounts calculated using the average shares method

The accompanying notes are an integral part of these financial highlights.

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UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2019

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value. The treasury bill is valued based on the rates currently offered for treasury bills of similar maturities.

ASSETS AT FAIR VALUE AS OF:

	10/31/19
	LEVEL 1	LEVEL 2
COMMON STOCKS	$8,953,504	$-
CASH & EQUIVALENTS	$463,774	$-
TREASURY BILL	$-	$996,770
TOTALS BY LEVEL	$9,417,278	$996,770

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management's estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $20,713 to its shareholders on December 22, 2017, in the form of stock dividends equal to 1,031.033 shares of stock. The Series made a distribution of its short term capital gains of $77,237 to its shareholders on December 22, 2017, in the form of stock dividends equal to 3,844.526 shares of stock. The Series made a distribution of its capital gains of $479,832 to its shareholders on December 22, 2017, in the form of stock dividends equal to 23,884.119 shares of stock. . The Series made a distribution of its ordinary income of $49,498 to its shareholders on December 27, 2018, in the form of stock dividends equal to 2,823.612 shares of stock. The Series made a distribution of its capital gains of $404,093 to its shareholders on December 27, 2018, in the form of stock dividends equal to 23,051.518 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

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Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 20, 2019, the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the year ended October 31, 2019, the Series purchased $553,504 of common stock. During the same period, the Series purchased $996,391 in Treasury Bills. During the same period, the Series sold $137,452 of common stock. During the same period, the Series sold $1,498,212 in Treasury Bills.

At October 31, 2019, the gross unrealized appreciation for all securities totaled $4,197,493 and the gross unrealized depreciation for all securities totaled $728,816 or a net unrealized appreciation of $3,468,677. The aggregate cost of securities for federal income tax purposes at October 31, 2019 was $6,481,597.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the year ended October 31, 2019, the Fund paid investment adviser fees of $99,103.

As of October 31, 2019, the Fund had $8,893 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2017	426,297.315	$6,066,105

Shares sold during 2018	22,710.751	468,409
Shares redeemed during 2018	(11,814.990)	(234,477)
Reinvestment of Distributions, December 22, 2017	28,759.678	577,782
Balance at October 31, 2018	465,952.754	$6,877,819

Shares sold during 2019	8,726.005	171,339
Shares redeemed during 2019	(9,345.396)	(186,406)
Reinvestment of Distributions, December 27, 2018	25,875.130	453,591
Balance at October 31, 2019	491,208.493	$7,316,343

12

GREATER WESTERN NEW YORK SERIES (A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF OCTOBER 31, 2019

TOGETHER WITH INDEPENDENT AUDITORS’ REPORT

DeJoy, Knauf & Blood, LLP

Certified Public Accountants

280 East Broad Street, Suite 300

Rochester, NY 14604

Tel 585-546-1840

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of

Bullfinch Fund, Inc. - Greater Western New York Series:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Bullfinch Fund, Inc. - Greater Western New York Series (one of the series constituting the Bullfinch Fund, Inc. [the “Company”]) as of October 31, 2019, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the four years in the period then ended.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Bullfinch Fund, Inc. - Greater Western New York Series as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights of Bullfinch Fund, Inc. - Greater Western New York Series for the year ended October 31, 2015, were audited by other auditors whose report dated December 21, 2015, expressed an unqualified opinion on that statement.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ DeJoy, Knauf & Blood, LLP

We have served as the auditor of Bullfinch Fund, Inc. - Greater Western New York Series since 2016.

Rochester, New York

December 20, 2019.

13

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2019

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $935,756	$1,973,061

Cash and Cash Equivalents	110,853

Accrued Interest and Dividends	2,439

Prepaid Expenses	1,238

Total Assets	$2,087,591

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$1,525

Due to Investment Adviser	1,946

NET ASSETS

Net Assets (Equivalent to $23.28 per share based on 89,531.623 shares of stock outstanding)	2,084,120

Total Liabilities and Net Assets	$2,087,591

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 89,531.623 Shares Outstanding	$1,218,088

Accumulated Net Investment Loss & Realized Loss from Security Transactions	(171,273)

Net Unrealized Appreciation on Investments	1,037,305

Net Assets at October 31, 2019	$2,084,120

The accompanying notes are an integral part of these financial statements.

14

	Historical
	Shares	Cost	Value
Level 1 Common Stocks – 89.90%

*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY
Electrical Equipment - 13.57%
Corning, Inc.	2,200	26,502	65,186
General Electric Co.	6,750	133,100	67,365
Ultralife Corp.* 17,400	65,037	150,336
		224,639	282,887
Aerospace - 10.89%
L3harris Technologies Inc. 500	24,989	103,155
Moog, Inc. Class A	637	15,976	53,323
Northrop Grumman Corp.	200	2,294	70,496
		43,259	226,974
Medical Products & Supplies – 8.86%
Bristol-Myers Squibb Co.	1,150	29,276	65,975
Integer Holdings Corp*	850	17,417	65,824
Johnson & Johnson	400	22,617	52,816
		69,310	184,615
Banking & Finance – 6.54%
Community Bank System	1,200	23,452	81,336
M&T Bank Corp.	300	29,839	46,959
Manning & Napier Inc. Class A	4,650	30,190	7,952
		83,481	136,247
Electronics Components – 5.54%
Astronics Corp. Class A*	1,714	3,025	49,603
IEC Electronics Corp.*	4,518	6,983	29,954
TE Connectivity Ltd.	400	10,904	35,800
		20,912	115,357
Steel – 5.11%
Gilbraltar Industries Inc.*	2,000	25,111	106,460

Railroads - 4.92%
Genesee & Wyoming Class A*	900	2,522	99,927
Wabtec Corporation	36	2,810	2,497
		5,332	102,424

Commercial Services - 3.91%
Paychex, Inc.	975	25,852	81,549

Telecommunications - 3.82%
AT&T Inc.	950	33,705	36,565
Frontier Communications*	693	42,105	631
Verizon Communications Inc.	700	34,210	42,329
		110,020	79,525

Foods & Beverages – 3.65%
Constellation Brands, Inc. Class A	400	2,509	76,132

Automotive - 3.53%
Monro Inc.	1,050	12,443	73,616

	Historical
	Shares	Cost	Value
Level 1 Common Stocks – 89.90%

Real Estate & Related - 3.14%
Life Storage Inc.	600	21,747	65,352

Airlines - 2.83%
Southwest Airlines Co.	1,050	19,813	58,937

Retail - Specialty – 2.76%
Fastenal Co.	1,600	13,954	57,504

Utilities - Natural Resources - 2.72%
National Fuel Gas Co.	1,250	50,833	56,637

Computers - Software – 2.35%
Oracle Corp.	900	12,070	49,041

Computers - Services – 1.55%
Computer Task Group, Inc.*	6,000	33,877	32,340

Metal Fabrication & Hardware – 1.52%
Graham Corp.	1,400	15,140	31,724

Environmental Services – 1.45%
Ecology & Environment Inc. Class A	2,000	25,398	30,240

Office Equipment – 0.57%
Xerox Holdings Corp	350	12,742	11,876

Instruments – 0.44%
Taylor Devices Inc.*	877	4,394	9,165

Machinery – 0.18%
Columbus McKinnon Corp.	100	2,344	3,752

Industrial Materials - 0.05%
Servotronics, Inc.	100	937	1,030

Total Investments in Securities		836,117	1,873,384

Level 1 – Cash & Equivalents – 5.32%
Schwab Bank – 5.32%		110,853	110,853
Sweep Shares 7 day Yield .10%

Level 2 – Short Term Instruments – 4.78%
US Treasury Bill – 4.78%		99,639	99,677
Due 01/16/20 0.00%

Total Invested Assets		$1,046,609	$2,083,914

15

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.) SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2019

Table of Industries

Industry	Market Value	Percent
Aerospace	$226,974	10.89%
Airlines	$58,937	2.83%
Automotive	$73,616	3.53%
Banking & Finance	$136,247	6.54%
Commercial Services	$81,549	3.91%
Computers – Services	$32,340	1.55%
Computers – Software	$49,041	2.35%
Electrical Equipment	$282,887	13.57%
Electronics Components	$115,357	5.54%
Environmental Services	$30,240	1.45%
Foods & Beverages	$76,132	3.65%
Industrial Materials	$1,030	0.05%
Instruments	$9,165	0.44%
Machinery	$3,752	0.18%
Medical Products & Supplies	$184,615	8.86%
Metal Fabrication & Hardware	$31,724	1.52%
Office Equipment	$11,876	0.57%
Railroads	$102,424	4.92%
Real Estate & Related	$65,352	3.14%
Retail – Specialty	$57,504	2.76%
Steel	$106,460	5.11%
Telecommunications	$79,525	3.82%
Utilities – Natural Resources	$56,638	2.72%
Total Equities	$1,873,384	89.90%
Cash & Equivalents (7 day yield .10%)	$110,853	5.32%
US Treasury Bill (Due 01/16/20 (0.00%)	$99,677	4.78%
Total Invested Assets	$2,083,914	100.00%

The accompanying notes are an integral part of these financial statements.

16

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.) STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2019

INVESTMENT INCOME:
Dividend and Interest Income	$29,799
Non Qualified Dividend Income	2,830
Total Investment Income	32,629
EXPENSES:
Adviser Fees	22,125
Legal and Professional	2,580
Dues and Subscriptions	1,448
Custodian Fees	1,363
Director’s Fees	1,250
D&O/E&O	938
Fidelity Bond	209
State Taxes	150
Telephone	80
Licenses & Permits	36
Total expense	30,179
Net investment income	2,450
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss from securities transactions	(150)
Unrealized appreciation during the period	221,448
Net gain on investments	221,298
CHANGE IN NET ASSETS FROM OPERATIONS	$223,748

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2019 AND 2018

	October	October
	2019	2018
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment gain (loss)	$2,450	$(1,673)
Net realized loss from security transactions	(150)	(29,429)
Net change in unrealized appreciation (depreciation) of investments	221,448	(10,154)
Change in net assets from operations	223,748	(41,256)
DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	0	(81,808)
Distribution of ordinary income	(2,865)	(5,159)
Decrease in net assets from distributions to shareholders	(2,865)	(86,967)
CAPITAL SHARE TRANSACTIONS:
Shares Sold	32,509	58,063
Reinvestment of distributions to shareholders	2,865	86,967
Shares Redeemed	(23,247)	(118,417)
Increase in net assets from capital share transactions	12,127	26,613
TOTAL INCREASE (DECREASE) IN NET ASSETS	233,010	(101,610)
NET ASSETS:
Beginning of year	1,851,110	1,952,720
End of year	$2,084,120	$1,851,110

The accompanying notes are an integral part of these financial statements.

17

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.) FINANCIAL HIGHLIGHTS (PER SHARE DATA FOR A SHARE OUTSTANDING) FOR THE YEARS ENDED OCTOBER 31, 2019, 2018, 2017, 2016 AND 2015

	October	October	October	October	October
	2019	2018	2017	2016	2015
NET ASSET VALUE, beginning of year	$20.80	$22.23	$20.36	$20.79	$22.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.03	(0.02)	0.00	(0.01)	0.00
Net gain (loss) on securities both realized and unrealized	2.48	(0.42)	2.21	(0.29)	0.65

Total from investment operations	2.51	(0.44)	2.21	(0.30)	0.65

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of capital gains	0.00	(0.93)	(0.34)	(0.07)	(2.27)
Distribution of ordinary income	(0.03)	(0.06)	0.00	(0.06)	0.00
Total stock dividend distributions	(0.03)	(0.99)	(0.34)	(0.13)	(2.27)

NET ASSET VALUE, end of year	$23.28	$20.80	$22.23	$20.36	$20.79

NET ASSETS, end of year	$2,084,120	$1,851,110	$1,952,720	$1,736,541	$1,778,803

18

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.) FINANCIAL HIGHLIGHTS (RATIOS AND SUPPLEMENTAL DATA) FOR THE YEARS ENDED OCTOBER 31, 2019, 2018, 2017, 2016 AND 2015

	October	October	October	October	October
	2019	2018	2017	2016	2015
RATIO OF EXPENSES TO AVERAGE NET ASSETS*	1.53%	1.61%	1.37%	1.56%	1.54%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	0.12%	(0.08)%	0.00%	(0.05)%	(0.02)%
PORTFOLIO TURNOVER RATE*	0.01%	2.32%	2.87%	0.16%	4.34%
TOTAL RETURN	12.11%	(2.15)%	10.89%	(1.45)%	2.85%

* Per share amounts calculated using the average shares method

The accompanying notes are an integral part of these financial highlights.

19

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.) NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2019

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value. The treasury bill is valued based on the rates currently offered for treasury bills of similar maturities.

ASSETS AT FAIR VALUE AS OF:

	10/31/19
	LEVEL 1	LEVEL 2
COMMON STOCKS	$1,873,384	$-
CASH & EQUIVALENTS	$110,853	$-
TREASURY BILL	-	$99,677
TOTALS BY LEVEL	$1,984,237	$99,677

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

20

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $5,159 to its shareholders on December 22, 2017 in the form of stock dividends equal to 238.599 shares of stock. The Series made a distribution of its capital gains of $81,808 to its shareholders on December 22, 2017 in the form of stock dividends equal to 3,783.910 shares of stock. The Series made a distribution of its ordinary income of $2,865 to its shareholders on December 27, 2018 in the form of stock dividends equal to 146.487 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 20, 2019, the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the year ended October 31, 2019, the Series purchased $99,639 in Treasury Bills. During the same period, the Series sold $278 of common stock.

At October 31, 2019, the gross unrealized appreciation for all securities totaled $1,180,833 and the gross unrealized depreciation for all securities totaled $143,528, or a net unrealized appreciation of $1,037,305. The aggregate cost of securities for federal income tax purposes at October 31, 2019 was $935,756.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund. Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the year ended October 31, 2019, the Fund paid investment adviser fees of $22,125.

21

As of October 31, 2019, the Fund had $1,946 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

As of October 31, 2019, two of the Series’ shareholders of record owned 41% of the outstanding shares. The Series may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Series in the same manner as a high volume of redemption requests. Significant shareholder purchases and redemptions may adversely impact the Series portfolio management and may cause the Series to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Series’ transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Series to perform differently than intended.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount
Balance at October 31, 2017	87,836.534	$1,179,348

Shares sold during 2018	2,623.024	58,063
Shares redeemed during 2018	(5,472.720)	(118,417)
Reinvestment of Distributions, December 22, 2017	4,022.509	86,967
Balance at October 31, 2018	89,009.347	$1,205,961

Shares sold during 2019	1,457.065	32,509
Shares redeemed during 2019	(1,081.276)	(23,247)
Reinvestment of Distributions, December 27, 2018	146.487	2,865
Balance at October 31, 2019	89,531.623	$1,218,088

22

ADDITIONAL INFORMATION
EXPENSE TABLE	Beginning	Ending
	Account Value	Account Value	Annualized	Expenses Paid
ACTUAL	5/1/19	10/31/19	Expense Ratio	During Period+
Unrestricted Series	$1,000.00	$1,056.30	1.50%	$7.65
Greater Western New York Series	1,000.00	1,002.60	1.53%	$7.60
HYPOTHETICAL++
Unrestricted Series	1,000.00	1,025.00	1.50%	$7.53
Greater Western New York Series	1,000.00	1,025.00	1.53%	$7.68

+ Expenses are equal to each Series’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365. ++ Assumes annual return of 5% before expenses.

All mutual funds have operating expenses. As a shareholder of the Fund, you incur operating expenses including investment advisory fees, regulatory fees and other Fund expenses. Such expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Table is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2019 to October 31, 2019).

The Expense Table illustrates your Fund’s costs in two ways.

●	ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that would have been paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.

●	HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case - because the return used is not your Fund’s actual return – the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The Fund’s SAI includes additional information about the Fund’s Directors, and is available without charge, by calling (585) 624-3150 or 1-888-BULLFINCH. Each director may be contacted by writing to the director c/o Bullfinch Fund, Inc. 3909 Rush Mendon Road, Mendon, New York 14506.

23

The directors and officers of the Fund are:

NAME, AGE	POSITON(S)	TERM OF OFFICE	PRINCIPAL	NUMBER OF	OTHER DIR-
ADDRESS	HELD	AND LENGTH OF	OCCUPATION(S)	PORTFOLIOS	RECTORSHIPS
	WITH FUND	TIME SERVED	DURING PAST	IN COMPLEX	HELD BY
		IN FUND	5 YEARS	OVERSEEN	DIRECTOR
BY DIRECTOR
INTERESTED PERSONS
Christopher Carosa, 59	President;	Term of Office: N/A	President, Founder	2	N/A
2 Lantern Lane	Director;	Length of Time	Carosa Stanton Asset Management, LLC
Honeoye Falls,	Chairman of	Served: Since 1997	President, Director
New York 14472	Board; Chief Compliance Officer		and Chairman of the Board, Bullfinch Fund, Inc.

Catarina L Carosa, 24	Vice President	Term of Office: N/A	Vice President &	2	N/A
2 Lantern Lane		Length of Time	Research Associate Carosa Stanton Asset Management
Honeoye Falls NY 14472		Served: Since 2019	Vice President, Bullfinch Fund Inc.
Research Assistant, Butler Hospital
Research Assistant, Mt. Hope Family Center

Betsy Kay Carosa, 59	Corporate	Term of Office: N/A	Office Manager	2	N/A
2 Lantern Lane	Secretary	Length of Time	Carosa Stanton Asset Management, LLC
Honeoye Falls, NY 14472		Served: Since 1997	Corporate Secretary, Bullfinch Fund, Inc.

Peter S. Carosa, 22	Director	Term of Office: N/A	Design Engineer	2	N/A
2 Lantern Lane		Length of Time	Bergmann
Honeoye Falls NY 14472		Served: Since 2019

INDEPENDENT DIRECTORS

Thomas M. Doeblin, 60	Director;	Term of Office: N/A	Teacher	2	N/A
73 San Gabriel Drive	Audit	Length of Time	Pittsford Mendon High School
Rochester, NY 14610	Committee	Served: Since 2006

Bryan D. Hickman, 74	Director;	Term of Office: N/A	Co Founder, Vice Chairman	2	N/A
6288 Bopple Hill Road	Audit	Length of Time	E3 Rochester
Naples, NY 14512	Committee	Served: Since 2008

Lois Irwin, 67	Director	Term of Office: N/A	Director of Provider Services	2	N/A
33 Oak Meadow Trail		Length of Time	ULTRAMOBILE IMAGING
Pittsford, NY 14534		Served: Since 2006

William E.J. Martin, 59	Director	Term of Office: N/A	Managing Member,	2	N/A
4410 Woodlawn Ave. N		Length of Time	Chipman & Martin, LLC
Seattle, WA 98103		Served: Since 1997

William Merman, 36	Director	Term of Office: 2 Year	Business Development Manager	2	N/A
304 Bedford Ave		Length of Time	Alleyoop
Buffalo, NY 14216		Served: Since 2019

Michael W. Reynolds, 59	Director;	Term of Office: N/A	Marketing Consultant	2	N/A
203 Randwood Drive	Audit	Length of Time	Sole Proprietor
Getzville, NY 14068	Committee	Served: Since 2000

PROXY VOTING GUIDELINES

Carosa Stanton Asset Management, LLC, the Fund’s Investment Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and the voting record during the most recent 12 month period ending June 30th is available without charge, upon request, by calling (585) 624-3150 or 1-888-BULLFINCH. The Fund’s Forms N-PX is available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PX may also be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE REGARDING THE BOARD OF BOARD’S APPROVAL OF THE INVESTMENT ADVISORY CONTRACT

At the Board’s Annual Meeting, the Independent Board of the Board met separately to discuss the Adviser and reported the conclusions to the Board. In determining whether to renew the Management and Investment Advisory Agreements between the Fund and Carosa Stanton Asset Management, LLC, (the Adviser), the Board of Board requested, and the Adviser provided information relevant to the Board’s consideration. Among the factors the Board considered were:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER

The Board reviewed the nature, quality and scope of current and anticipated services provided by the Investment Adviser under the Advisory Agreement. The Board also analyzed the Investment Adviser’s experience and the capabilities of the Investment Adviser’s portfolio manager. For example, the Board reviewed and discussed the Investment Advisor’s Form ADV and internal compliance policies, as well as the experience of the Investment Adviser as investment adviser or sub-adviser to other investment portfolios. In addition to the above considerations, the Board reviewed and considered a description of the Investment Adviser’s portfolio and brokerage transactions. Based on this review, the Board concluded that the range and quality of services to be provided by the Investment Adviser to the Fund were appropriate and continued to support its original selection of the Investment Adviser.

INVESTMENT PERFORMANCE

The Board considered the Adviser’s investment performance during its tenure managing this Fund. The Trustees considered year-to-date performance along with annual performances for 1, 5, and 10 year(s) as well as performance since inception. Greatest emphasis is placed on the long-term investment performances. As of 12/31/18 the Investment Adviser has outperformed the benchmarks in all periods. The Board tried to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Value whenever this information was attainable without charge to the Fund. Based on this review, the Board concluded that the current and historical performance of the Fund, as managed by the Investment Adviser, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISER

The Board discussed the advisory fee along with the Fund’s other expenses as they relate to the Fund’s total expense rate. This expense ratio was compared to The Balance which reported average expense ratios for Large Cap (1.00%), Mid-Cap (1.10%), and Small-Cap (1.20%). The Board noted the Fund was smaller than the average fund. Based on this review, the Board concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Board considered the level of profits that could be expected to accrue to the Investment Adviser from the fee payable under the Advisory Agreement. Based on this review, the Board concluded that the Fund’s advisery fee is competitive with those of comparable funds and that the Investment Adviser’s profit margin was reasonable.

ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.

CONCLUSIONS

Based upon their review and consideration of these factors and other matters deemed relevant, the Board concluded that the terms of the Investment Management Agreements are fair and reasonable and the Board voted to renew the Agreements.

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Item 2 - CODE OF ETHICS.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, its principal financial officer, principal accounting officer, controller, as well as any other officers and persons providing similar functions. This code of ethics is included as Exhibit 11(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT.

The registrabnt’s Board of Directors determined that the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

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Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Since the accounting fees were approved by the Board of Directors in total, the principal accountant has provided an estimate of the split between audit and preparation of the tax filings.

	10/31/2019	10/31/2018
Audit Fees	$13,250	$12,250
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

The Audit Committee of the registrant’s Board of Directors recommends a principal accountant to perform audit services for the registrant. Each year, the registrant’s Board of Directors vote to approve or disapprove the principal accountant recommended by the Audit Committee for the following year’s accounting work.

Item 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

Item 6 - INVESTMENTS

Item 6(a) - The list of investments is included in the shareholder report.

Item 6(b) - Not applicable.

Item 7	-	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8	-	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 9	-	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

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ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

Item 11(a)	-	The registrant’s principal executive and principal financial officer has determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on the evaluation of these controls and procedures are effective as of a date within 90 days prior to the filing date of this report.

Item 11(b)	-	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - EXHIBITS.

(a)(1)	Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on October 30, 2003 with Accession Number 0001038199-02-000005).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund, Inc.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date:	December 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date:	December 23, 2019

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